                                                                     EXHIBIT 4.2

                                 FIRST AMENDMENT
                                TO LOAN AGREEMENT

                THIS FIRST AMENDMENT TO LOAN AGREEMENT, made as of this 25th day of November, 1998 (this "Amendment") by and among WESTERN PCS HOLDING CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages thereto (collectively, together with other financial institutions which have become party thereto, the "Lenders"), TD Securities (USA) Inc., NationsBanc Montgomery Securities LLC, Barclays Capital, J.P. Morgan Securities Inc., and Chase Securities Inc., as arranging agents (collectively, the "Arranging Agents"), J. P. Morgan Securities Inc., as documentation agent (the "Documentation Agent"), NationsBanc Montgomery Securities LLC and Chase Securities Inc., as co-syndication agents (the "Co-Syndication Agents"), and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent"),

                              W I T N E S S E T H:

                WHEREAS, the Borrower, the Lenders, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent are parties to that certain Loan Agreement dated as of June 26, 1998 (the "Loan Agreement"); and

                WHEREAS, the Borrower has requested the Administrative Agent, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Lenders to agree to amend the Loan Agreement as more fully set forth herein;

                NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

                1.      Amendments to Article 1.

                        (a) Article 1 to the Loan Agreement, Definitions, shall be amended by adding the following definitions thereto in appropriate alphabetical order:

                "C Block Licenses" shall mean 30 MHz Channel Block C authorizations in the Broadband Personal Communications Service granted by the FCC.

                "Escrowed Interest Amount" shall mean that portion of the proceeds received by VoiceStream in connection with its incurrence of any Subordinated Debt which is escrowed in accordance with the terms of such incurrence and is sufficient to fund scheduled interest payments due with respect to such Subordinated Debt for a period of not less than three (3) years from the date of incurrence.

                "F Block Licenses" shall mean 10 MHz Channel Block F authorizations in the Broadband Personal Communications Service granted by the FCC.

                        (b) Article 1 to the Loan Agreement, Definitions, shall be further amended by the deletion of the existing definition of "Net Proceeds," and by substituting the following therefor:

                "Net Proceeds" shall mean, with respect to any sale, lease, transfer or other disposition of assets or securities by any Person, the aggregate amount of cash received for such assets or securities (including, without limitation, any payments received for non-competition covenants, consulting or management fees, and any portion of the amount received evidenced by a buyer promissory note or other evidence of Indebtedness), net of (i) amounts reserved, if any, for taxes payable with respect to any such sale (after application of any available losses, credits or other offsets), (ii) reasonable and customary transaction costs properly attributable to such transaction and payable by such Person (or, in the case of the Borrower, by any of its Restricted Subsidiaries) (other than to an Affiliate if not on an arms' length basis) in connection with such sale, lease, transfer or other disposition of assets or securities, and (iii) until actually received by such Person (or, in the case of the Borrower, by any of its Restricted Subsidiaries), any portion of the amount received held in escrow or evidenced by a buyer promissory note, or a non-compete agreement or covenant, management agreement or consulting agreement, for which compensation is paid over time. Upon receipt by such Person (or, in the case of the Borrower, by any of its Restricted Subsidiaries) of amounts referred to in item (iii) of the preceding sentence, such amounts shall then be deemed to be 'Net Proceeds' with respect to such Person."

                        (c) Article 1 to the Loan Agreement, Definitions, shall be further amended by the deletion of the existing definition of "Subordinated Debt," and by substituting the following therefor:

                "Subordinated Debt" shall mean up to $500,000,000 in net proceeds of structurally subordinated Indebtedness for Money Borrowed issued by VoiceStream, which shall be unsecured with respect to VoiceStream, the Borrower and the Restricted Subsidiaries of the Borrower, and shall be further subject to the following: (i) the Borrower shall, in a certificate provided on the date of its receipt of the net proceeds of such structurally subordinated Indebtedness for Money Borrowed, demonstrate its projected pro forma compliance (giving effect to the incurrence of such structurally subordinated Indebtedness for Money Borrowed) with the applicable Financial Covenants; (ii) the final maturity of such structurally subordinated Indebtedness for Money Borrowed must be at least one year and one day after the Final Maturity Date; (iii) such structurally subordinated Indebtedness for Money Borrowed shall contain no covenants or provisions more restrictive on the Borrower and its Restricted Subsidiaries than those contained herein; and (iv) either (a) interest shall accrue and not be payable for a period not less than three (3) years from the date of incurrence of such Indebtedness for Money Borrowed, or (b) in connection with such incurrence of Indebtedness for Money Borrowed, the Escrowed Interest

        Amount shall be placed in escrow and set aside solely for the purpose of funding interest payments on such Indebtedness for Money Borrowed."

                        (d) Article 1 to the Loan Agreement, Definitions, shall be further amended by the deletion of the existing definition of "Total Debt," and by substituting the following therefor:

                "Total Debt" shall mean for VoiceStream, the Borrower and the Borrower's Restricted Subsidiaries, on a consolidated basis, the sum (without duplication) of their Indebtedness for Money Borrowed, less the Escrowed Interest Amount, if any."

                2.      Amendments to Section 2.3.

                        (a) Section 2.3 of the Loan Agreement, Interest, shall be amended by deleting the percentages, "1.500%" and "2.500%" where they appear in the table of Applicable Margins in subsection (f)(i)(a) of Section 2.3, and by substituting therefor "2.000%" and "3.000%," respectively.

                        (b) Subsection (ii) of Section 2.3(f) shall be amended and restated as follows:

                "(ii) with respect to the Tranche B Term Loan, the Applicable Margin for Eurodollar Advances shall be 3.500% for Eurodollar Advances and 2.500% for Base Rate Advances, from and after the date of the First Amendment to this Agreement, reducing to (x) 2.75% for Eurodollar Advances and 1.75% for Base Rate Advances, subsequent to the contribution of Minimum Additional Contributed Capital, or (y) reducing to 2.50% for Eurodollar Advances and 1.50% for Base Rate Advances in the event that the Leverage Ratio (Total Debt) as of the end of any fiscal quarter is less than or equal to 10.00:1. Any adjustment in the Applicable Margin for Advances under the Tranche B Term Loan shall be effective as of the same date as adjustments under subsection (i) of this Section 2.3(f)."

                3. Amendment of Section 3.3 . Section 3.3 of the Loan Agreement, Conditions Precedent to Initial Advance of the Revolving Loan, shall be amended by the deletion of subsection (i) thereof.

                4. Amendment to Section 7.6. Section 7.6(d), Dollar Limitations on Acquisitions and Investments, shall be amended by the deletion of the first sentence thereof and by substituting the following therefor:

        "The aggregate amount of Investments and Acquisitions permitted pursuant to Section 7.6(b) and Section 7.6(c) during the term of this Agreement shall be $225,000,000, plus Available Equity; provided, however, that prior to the Investment in the Borrower and its Restricted Subsidiaries of Minimum Additional Contributed Capital, the aggregate of amount of Investments pursuant to Section 7.6(c) hereof shall be limited to $125,000,000, and Investments shall be limited to Investments in Unrestricted Subsidiaries for the purpose of making Investments in Cook Inlet Western Wireless PV/SS PCS, L.P., in a venture relating to the Wichita BTA, and for Investments related to additional C Block Licenses and F Block Licenses and PCS Systems therefor; and provided further, however, that subsequent to the infusion of Minimum Additional Contributed Capital into the Borrower and its Restricted Subsidiaries, up to $175,000,000 plus Available Equity of the aggregate limitation on Investments and Acquisitions may be used for Investments pursuant to Section 7.6(c) hereof, with $75,000,000 plus Available Equity being thereafter available for Investments in the business of wireless communications other than Investments specified in the preceding proviso."

                5. Amendment to Section 7.7. Section 7.7, Restricted Payments and Purchases, shall be amended by the deletion of clause (a) thereof and by substituting the following therefor:

        "(a) following the third anniversary of the date of incurrence thereof, the Borrower may make Restricted Payments to VoiceStream, to permit VoiceStream to make scheduled payments of interest on (i) Subordinated Debt, to the extent the Net Proceeds of such Subordinated Debt were Invested in the Borrower and its Restricted Subsidiaries, (ii) the Escrowed Interest Amount, to the extent such amount was used to pay interest on the Subordinated Debt, or (iii) any portion of Subordinated Debt, in excess of the amount of Subordinated Debt Invested in the Borrower and its Restricted Subsidiaries, which is allocable to interest that accrued on and was added to the principal amount of such Subordinated Debt,"

                6. Amendment to Section 7.8. Section 7.8, Stage One - Ratio of Senior Debt to Contributed Capital, shall be amended (i) by deleting, in the first line of the table, "December 31, 1999" and by substituting therefor "December 31, 1998," and (ii) by deleting, in the second line of table, "January 1, 2000" and by substituting "January 1, 1999" therefor.

                7. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

                8. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Administrative Agent on behalf of the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Lenders as follows:

                (i) Each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct as of the date hereof;

                (ii) The Borrower has the corporate power and authority (A) to enter into this Amendment and (B) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                (iii) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories, and the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

                (iv) The execution and delivery of this Amendment and performance by the Borrower of its Obligations under the Loan Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained and are not and will not be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower or the provision of any Applicable Law or any material indenture, agreement or other instrument, to which the Borrower or any Subsidiary is party or by which their respective assets or properties are bound or affected.

                9. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the prior fulfillment of each of the following conditions:

                (i) the truth and accuracy of the representations and warranties contained in Section 7 hereof;

                (ii) the receipt by the Administrative Agent of duly executed counterparts of this Amendment signed by each of the Borrower, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent, the Administrative Agent, and the Required Lenders; and

                (iii) the receipt by the Administrative Agent, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Lenders of any other documents which any of them may reasonably request, certified by an appropriate governmental official or officer of the Borrower if so requested; and

                (iv) the receipt by the Administrative Agent for the benefit of the Lenders of $1,000,000, in payment of the fees previously agreed to among the parties hereto.

                10. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

                11. Law of Contract. THIS AMENDMENT SHALL BE DEEMED TO BE MADE PURSUANT TO THE INTERNAL LAWS OF THE STATE OF NEW YORK WITH RESPECT TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN THE STATE OF NEW YORK, AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.

                12. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 8 above, this Amendment shall be effective as of the date first set forth above.

                13. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.


                         [SIGNATURES ON FOLLOWING PAGES]

        IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written.


BORROWER:                              WESTERN PCS HOLDING CORPORATION,
                                       A DELAWARE CORPORATION


                                       By: /s/ Donald Guthrie
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:  CFO
                                             -----------------------------------
                                       Attest: /s/ Alan R. Bender
                                              ----------------------------------
                                       Title:  General Counsel
                                             -----------------------------------


ADMINISTRATIVE AGENT:                  TORONTO DOMINION (TEXAS), INC.


                                       By: /s/ Diane Bailey
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------






First Amendment to Loan Agreement
Signature Page 1

ARRANGING AGENTS:                      TD SECURITIES (USA) INC.


                                       By: /s/ Diane Bailey
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                       NATIONBANC MONTGOMERY
                                       SECURITIES LLC


                                       By: /s/ W.H. McClendon IV
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:   Managing Director
                                             -----------------------------------


                                       BARCLAYS CAPITAL


                                       By: /s/ James K. Downey
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:    Vice President
                                             -----------------------------------


                                       J.P. MORGAN SECURITIES INC.


                                       By: /s/  Jessica Laxman
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:    Vice President
                                             -----------------------------------


                                       CHASE SECURITIES INC.


                                       By: /s/   James L. Stone
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:     Managing Director
                                             -----------------------------------




First Amendment to Loan Agreement
Signature Page 2

DOCUMENTATION
AGENT:                                 J.P. MORGAN SECURITIES INC.


                                       By: /s/   Jessica Laxman
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:     Vice President
                                             -----------------------------------

CO-SYNDICATION
AGENTS:                                CHASE SECURITIES INC.


                                       By: /s/   James L. Stone
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:     Managing Director
                                             -----------------------------------


                                       NATIONSBANC MONTGOMERY SECURITIES LLC


                                       By: /s/   W. H. McClendon IV
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:    Managing Director
                                             -----------------------------------




First Amendment to Loan Agreement
Signature Page 3

MANAGING AGENTS:                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By: /s/   Mark D. Thorsheim
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:     Vice President
                                             -----------------------------------


                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By: /s/   Mark F. Mylon
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:    Manager - Operations
                                             -----------------------------------


                                       GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                       By: /s/   Stephen B. King
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:     Authorized Signatory
                                             -----------------------------------


                                       SOCIETE GENERALE


                                       By: /s/    John Sadik Khan
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:      Managing Director
                                             -----------------------------------


CO-AGENTS:                             THE BANK OF NEW YORK


                                       By: /s/     Gerry Granovsky
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------


                                       THE BANK OF NOVA SCOTIA


                                       By: /s/      Vincent I. Fitzgerald Jr.
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:        Authorized Signatory
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 4

                                       PNC BANK NATIONAL ASSOCIATION


                                       By: /s/      Thomas A. Coates
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------


                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH


                                       By: /s/      Alan E. McLintock
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------


                                       By: /s/      Ian Reece
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Senior Credit Officer
                                             -----------------------------------


                                       PARIBAS, LOS ANGELES BRANCH


                                       By: /s/      Thomas G. Brandt
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Director
                                             -----------------------------------


                                       By: /s/      Darlynn Kitcher
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Assistant Vice President
                                             -----------------------------------






First Amendment to Loan Agreement
Signaute Page 5

LENDERS:                               TORONTO DOMINION (TEXAS), INC.



                                       By: /s/      Diane Bailey
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------






First Amendment to Loan Agreement
Signature Page 6

                                       NATIONSBANK, N.A.


                                       By: /s/      Doug Meckelnburg
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------






First Amendment to Loan Agreement
Signature Page 7

                                       BARCLAYS BANK, PLC


                                       By: /s/      James K. Downey
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Director
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 8

                                       MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK


                                       By: /s/      A. M. Fallon
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 9

                                       THE CHASE MANHATTAN BANK


                                       By: /s/      John J. Huber III
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Managing Director
                                             -----------------------------------




First Amendment to Loan Agreement
Signature Page 10

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By: /s/      Mark D. Thorsheim
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------




First Amendment to Loan Agreement
Signature Page 11

                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By: /s/      Mark F. Mylon
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Manager - Operations
                                             -----------------------------------


First Amendment to Loan Agreement
Signature Page 12

                                       GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                       By: /s/      Stephen B. King
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Authorized Signatory
                                             -----------------------------------






First Amendment to Loan Agreement
Signature Page 13

                                       SOCIETE GENERALE


                                       By: /s/      John Sadik - Khan
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Managing Director
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 14

                                       THE BANK OF NEW YORK


                                       By: /s/      Vincent J. Fitzgerald Jr.
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Authorized Signatory
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 15

                                       THE BANK OF NOVA SCOTIA


                                       By: /s/      Vincent J. Fitzgerald Jr.
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Authorized Signatory
                                             -----------------------------------




First Amendment to Loan Agreement
Signature Page 16

                                       PNC BANK NATIONAL ASSOCIATION


                                       By: /s/      Thomas A. Coates
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 17

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH


                                       By: /s/      Alan E. McLintock
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------


                                       By: /s/      Ian Reece
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Senior Credit Officer
                                             -----------------------------------




First Amendment to Loan Agreement
Signature Page 18

                                       PARIBAS, LOS ANGELES BRANCH


                                       By: /s/      Thomas G. Brandt
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Director
                                             -----------------------------------


                                       By: /s/      Darlynn Kitcher
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Assistant Vice President
                                             -----------------------------------


First Amendment to Loan Agreement
Signature Page 19

                                       FIRST UNION NATIONAL BANK


                                       By: /s/      Jon W. Peterson
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------


First Amendment to Loan Agreement
Signature Page 20

                                    CIBC INC.


                                       By: /s/ William J. Damm
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:  Executive Director
                                             -----------------------------------
                                               CIBC Oppenheimer Corp., as Agent




First Amendment to Loan Agreement
Signature Page 21

                                       THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                       By: /s/      J.E. Palmer
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Assistant Vice President
                                             -----------------------------------






First Amendment to Loan Agreement
Signature Page 22

                                       DRESDNER BANK AG, NEW YORK AND
                                       GRAND CAYMAN BRANCHES


                                       By: /s/      Jane A. Majeski
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       First Vice President
                                             -----------------------------------


                                       By: /s/      Constance Loosemore
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Assistant Vice President
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 23

                                       EXPORT DEVELOPMENT CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------




First Amendment to Loan Agreement
Signature Page 24

                                       FLEET NATIONAL BANK


                                       By: /s/      Garret Komjathy
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------






First Amendment to Loan Agreement
Signature Page 25

                                       FREMONT FINANCIAL CORPORATION


                                       By: /s/      Kannika Viravan
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Assistant Vice President
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 26

                                       THE ROYAL BANK OF SCOTLAND PLC


                                       By: /s/      Karen L. Stefancic
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 27

                                       SKANDINAVISKA ENSKILDA BANKEN
                                       NEW YORK BRANCH


                                       By: /s/      Lars Nybom
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Assistant Vice President
                                             -----------------------------------


                                       By: /s/      Philip Montemurro
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 28

                                       THE SUMITOMO TRUST AND BANKING CO., LTD.,
                                       NEW YORK BRANCH


                                       By: /s/      Stephen Stratico
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 29

                                       SUMITOMO BANK, LTD.


                                       By: /s/      Suresh S. Tata
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Senior Vice President
                                             -----------------------------------



First Amendment to Loan Agreement
Signature Page 30

                                       BANK OF MONTREAL


                                       By: /s/      Peter Konigsmann
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Director
                                             -----------------------------------






First Amendment to Loan Agreement
Signature Page 31

                                       U.S. BANK NATIONAL ASSOCIATION


                                       By: /s/      Gary Egbert
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------






First Amendment to Loan Agreement
Signature Page 32

                                       KZH CNC LLC


                                       By: /s/      Virginia Conway
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Authorized Agent
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 33

                                       KZH CYPRESSTREE-1 LLC


                                       By: /s/      Michael M. Wong
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Authorized Agent
                                             -----------------------------------






First Amendment to Loan Agreement
Signature Page 34

                                       SENIOR HIGH INCOME PORTFOLIO, INC.


                                       By: /s/      Andrew C. Liggio
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Authorized Signatory
                                             -----------------------------------



                                       MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                       INC.


                                       By: /s/      Andrew C. Liggio
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Authorized Signatory
                                             -----------------------------------





First Amendment to Loan Agreement
Signature Page 35

                                       KZH ING-2 LLC


                                       By: /s/      Virginia Conway
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Authorized Agent
                                             -----------------------------------







First Amendment to Loan Agreement
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



                                       OCTAGON LOAN TRUST
                                       BY: OCTAGON CREDIT INVESTORS AS MANAGER


                                       By: /s/      Andrew D. Gordon
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Managing Director
                                             -----------------------------------





First Amendment to Loan Agreement
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



                                       KZH SOLEIL-2 LLC


                                       By: /s/      Virginia Conway
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Authorized Agent
                                             -----------------------------------







First Amendment to Loan Agreement
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



                                      VAN KAMPEN AMERICAN CAPITAL
                                      SENIOR INCOME TRUST


                                      By: /s/ Jeffrey W. Maillet
                                         ---------------------------------------
                                      Name:   Jeffrey W. Maillet
                                            ------------------------------------
                                      Title:  Senior Vice President and Director
                                            ------------------------------------





First Amendment to Loan Agreement
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



                                       CYPRESSTREE INVESTMENT FUND, LLC
                                       By: CypressTree Investment Management
                                       Company, Inc. its Managing Member


                                       By: /s/      Timothy M. Barns
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Managing Director
                                             -----------------------------------





First Amendment to Loan Agreement
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



                                       CYPRESSTREE INVESTMENT
                                       MANAGEMENT COMPANY, INC.
                                       AS: ATTORNEY-IN-FACT AND ON BEHALF OF
                                       FIRST ALLMERICA FINANCIAL LIFE
                                       INSURANCE COMPANY AS PORTFOLIO MANAGER


                                       By: /s/      Timothy M. Barns
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Managing Director
                                             -----------------------------------





First Amendment to Loan Agreement
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



                                       MERRILL LYNCH PRIME RATE PORTFOLIO
                                       By:  Merrill Lynch Asset Management,
                                       L.P., as Investment Advisor


                                       By: /s/      Andrew C. Liggio
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Authorized Signatory
                                             -----------------------------------


                                       DEBT STRATEGIES FUND, INC.


                                       By: /s/      Andrew C. Liggio
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Authorized Signatory
                                             -----------------------------------



First Amendment to Loan Agreement
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



                                       MOUNTAIN CLO TRUST



                                       By: /s/      Teiji Teramoto
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President and Manager
                                             -----------------------------------







First Amendment to Loan Agreement
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



                                       SENIOR DEBT PORTFOLIO
                                       By:  Boston Management and Research,
                                       as Investment Advisor


                                       By: /s/      Payson F. Swaffield
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------




First Amendment to Loan Agreement
Signature Page 45

                                       STEIN ROE & FARNHAM INCORPORATED,
                                       as agent for Keyport
                                       Life Insurance Company


                                       By: /s/      Brian W. Good
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President and Manager
                                             -----------------------------------






First Amendment to Loan Agreement
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



                                       PILGRIM AMERICA PRIME RATE TRUST
                                       By:  Pilgrim America Investments, Inc.,
                                       as Investment Manager


                                       By: /s/      Robert L. Wilson
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------



First Amendment to Loan Agreement
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



                                       BANK OF AMERICA NATIONAL TRUST &
                                       SAVINGS ASSOCIATION


                                       By: /s/      Doug Meckelnburg
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------






First Amendment to Loan Agreement
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



                                       PACIFICA PARTNERS I, L.P.


                                       By: /s/      Michael J. Bacevich
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Senior Vice President
                                             -----------------------------------






First Amendment to Loan Agreement
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



                                       BALANCED HIGH YIELD FUND I LTD.


                                       By: /s/      Michael T. Pellerito
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       By: /s/      Thomas Scifo
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Assistant Vice President
                                             -----------------------------------







First Amendment to Loan Agreement
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



                                       PAM CAPITAL FUNDING, LP
                                       By:  Highland Capital Management, L.P.,
                                       as Collateral Manager


                                       By: /s/      James Dondero
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       President
                                             -----------------------------------






First Amendment to Loan Agreement
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



                                       EATON VANCE SENIOR INCOME TRUST
                                       By: Eaton Vance Management,
                                       as Investment Advisor



                                       By: /s/      Payson F. Swaffield
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Vice President
                                             -----------------------------------




First Amendment to Loan Agreement
Signature Page 52

                                       BHF-BANK AKTIENGESELLSCHAFT



                                       By: /s/      Michael T. Pellerito
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By: /s/      Thomas J. Scifo
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:       Assistant Vice President
                                             -----------------------------------






First Amendment to Loan Agreement
Signature Page 53